UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Investors Trust

Annual Report
10.31.08

Ticker | **JHI**

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

The Fund’s fiscal year has recently changed from December 31 to October 31. What follows are the portfolio manager’s comments for the 10 months ended October 31, 2008.

U.S. bonds were mixed, but generally lower in the first 10 months of 2008 amid a deteriorating economic and financial environment. The main driver of bond market performance during the period was a worsening credit crunch and a liquidity crisis. While Treasury bonds benefited from a flight to quality, corporate bonds declined sharply amid a significant re-pricing of risk in the credit markets.

For the 10 months ended October 31, 2008, John Hancock Investors Trust produced a total return of –18.78% at net asset value (NAV) and –14.91% at market value. By comparison, the average UBS leveraged investment-grade bond closed-end fund returned –19.00% at NAV and –16.91% at market value, and the Barclays Capital Government/Credit Bond Index returned –3.16%. The Fund’s current annualized distribution rate was 12.47% at closing NAV and 13.45% at closing market price on October 31, 2008. That compared with the average UBS leveraged investment-grade bond closed-end fund’s yield of 9.29% at NAV and 10.09% at market price on October 31, 2008. The Fund’s larger decline compared with the broad bond indexes resulted from its sector weightings, which differed significantly from the indexes. In particular, the portfolio had virtually no exposure to the top-performing Treasury sector, and it had a substantially larger position in corporate bonds, especially high-yield securities (which are not represented in the indexes). Within the corporate sector, gaming and leisure companies such as Greektown Holdings LLC and Hard Rock Park (HRP) Myrtle Beach Operations LLC were among the worst performers. Electric utility Entergy Louisiana (Waterford 3 Funding Corp.), was one of the top performance contributors. The portfolio benefited from its exposure to agency-issued mortgage-backed securities. The portfolio’s interest-only securities backed by “pay-option” mortgages also performed well. In contrast, positions in non-agency mortgage-backed securities detracted from overall performance.

Regarding the Fund’s debt, the extremely difficult market conditions and sharp downturn caused the Fund to deleverage throughout the period to keep within the assets-to-debt ratio of its loan covenant.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

6	Investors Trust | Annual report

Portfolio summary

Portfolio diversification[1]

Bonds — U.S.			47%

U.S. government & agency securities			44%

Bonds — foreign			9%

Sector distribution[1]

U.S. government & agency	44%	Telecommunication services	4%

Mortgage Bonds	11%	Utilities	3%

Consumer discretionary	10%	Energy	3%

Financials	9%	Information technology	1%

Industrials	7%	Health care	1%

Materials	6%	Consumer staples	1%

Quality distribution[1]

AAA	48%	BB	17%

AA	3%	B	16%

A	5%	CCC	2%

BBB	9%

1 As a percentage of the Fund’s total investments on October 31, 2008.

Annual report | Investors Trust	7

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-08

This schedule is divided into six main categories: bonds, preferred stocks, tranche loans, U.S. government and agency securities, collateralized mortgage obligations and asset backed securities. Bonds, preferred stocks and tranche loans are further broken down by industry group.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 64.09%					$77,677,055

(Cost $109,791,514)

Aerospace & Defense 0.14%					166,000

L-3 Communications Corp.,
Gtd Sr Sub Note Ser B	6.375%	10-15-15	BB+	$200	166,000

Airlines 1.45%					1,752,005

Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1 Class A	6.545	02-02-19	A–	365	310,301
Pass Thru Ctf Ser 2000-2 Class B	8.307	04-02-18	B+	372	245,623
Pass Thru Ctf Ser 2001-1 Class C	7.033	06-15-11	B+	152	103,262

Delta Air Lines, Inc.,
Sec Pass Thru Ctf Ser A	6.821	08-10-22	A–	869	565,169

Northwest Airlines, Inc.,
Gtd Collateralized Note Ser 2007-1	7.027	11-01-19	BBB+	865	527,650

Aluminum 1.47%					1,775,600

CII Carbon, LLC,
Gtd Sr Sub Note (S)	11.125	11-15-15	CCC+	1,930	1,775,600

Auto Parts & Equipment 1.09%					1,326,662

Allison Transmission, Inc.,
Gtd Sr Note (S)	11.000	11-01-15	B–	1,000	625,000

Tenneco, Inc.,
Gtd Sr Sub Note	8.625	11-15-14	B	1,485	701,662

Broadcasting & Cable TV 2.85%					3,453,175

Canadian Satellite Radio Holdings, Inc.,
Sr Note (G)	12.750	02-15-14	CCC+	2,000	800,000

CSC Holdings, Inc.,
Sr Note (S)	8.500	06-15-15	BB	755	637,975

Shaw Communications, Inc.,
Sr Note	8.250	04-11-10	BB+	1,000	982,500

Sirius Satellite Radio, Inc.,
Sr Note	9.625	08-01-13	CCC	520	161,200

Videotron Ltd.,
Sr Note	6.375	12-15-15	BB–	300	228,000

XM Satellite Radio Holdings, Inc.,
Sr Note (S)	13.000	08-01-13	CCC	1,650	643,500

See notes to financial statements

8	Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Casinos & Gaming 7.42%					$8,999,172

Chukchansi Economic
Development Authority,
Sr Note (S)	8.000%	11-15-13	B+	$440	233,200

Downstream Development Authority of
the Quapaw Tribe of Oklahoma,
Sr Sec Note (S)	12.000	10-15-15	B–	2,000	1,220,000

Great Canadian Gaming Corp.,
Gtd Sr Sub Note (S)	7.250	02-15-15	BB	1,000	750,000

Greektown Holdings LLC,
Sr Note (H)(S)	10.750	12-01-13	D	1,000	215,000

Indianapolis Downs Capital LLC,
Sr Sec Note (S)	11.000	11-01-12	CCC	1,395	697,500

Isle of Capris Casinos, Inc.,
Gtd Sr Sub Note	7.000	03-01-14	B–	505	244,925

Jacobs Entertainment, Inc.,
Gtd Sr Note	9.750	06-15-14	B	1,000	430,000

Little Traverse Bay Bands of
Odawa Indians,
Sr Note (S)	10.250	02-15-14	B–	1,000	652,500

Mashantucket Western Pequot Tribe,
Bond (S)	5.912	09-01-21	BB–	275	237,482
Bond Ser A (S)	8.500	11-15-15	BB–	2,000	1,100,000

Mohegan Tribal Gaming Authority,
Sr Sub Note	7.125	08-15-14	B	1,000	600,000

MTR Gaming Group, Inc.,
Gtd Sr Note Ser B	9.750	04-01-10	B	800	560,000
Gtd Sr Sub Note Ser B	9.000	06-01-12	CCC	350	194,250

Pinnacle Entertainment, Inc.,
Sr Sub Note	7.500	06-15-15	B+	1,000	625,000

Pokagon Gaming Authority,
Sr Note (S)	10.375	06-15-14	B+	474	431,340

Waterford Gaming, LLC,
Sr Note (S)	8.625	09-15-14	BB–	855	807,975

Commodity Chemicals 0.79%					960,000

Sterling Chemicals, Inc.,
Gtd Sr Sec Note	10.250	04-01-15	B–	1,000	960,000

Construction & Farm Machinery & Heavy Trucks 0.73%					880,750

Manitowoc Co., Inc.,
Gtd Sr Note	7.125	11-01-13	BB	500	395,000

Odebrecht Finance Ltd.,
Gtd Sr Note (S)	7.500	10-18-17	BB	725	485,750

Consumer Finance 3.25%					3,942,832

CIT Group, Inc.,
Sr Note	5.000	02-13-14	A–	360	187,365

Ford Motor Credit Co.,
Sr Note	9.750	09-15-10	B–	2,000	1,360,098
Sr Note	7.375	10-28-09	B–	2,425	2,013,002

See notes to financial statements

Annual report | Investors Trust	9

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Consumer Finance (continued)

HSBC Finance Capital Trust IX,
Note (5.911% to 11-30-15 then
variable)	5.911%	11-30-35	A	$700	$382,367

Diversified Banks 1.51%					1,829,712

Barclays Bank PLC,
Bond (6.860% to 6-15-32 then
variable) (S)	6.860	06-15-32	A+	1,595	892,285

Chuo Mitsui Trust & Banking Co.,
Jr Sub Note (5.506% to 4-15-15 then
variable) (S)	5.506	04-15-15	A2	905	590,204

Royal Bank of Scotland Group PLC,
Jr Sub Bond (7.648% to 9-30-31 then
variable)	7.648	09-30-31	BBB+	630	347,223

Diversified Chemicals 1.60%					1,935,450

NOVA Chemicals Corp.,
Sr Note Ser MTN	7.400	04-01-09	B+	1,955	1,935,450

Diversified Commercial & Professional Services 1.93%					2,340,856

Aramark Corp.,
Sr Note	8.500	02-01-15	B	1,000	855,000

Hutchison Whampoa International Ltd.,
Gtd Sr Note (S)	6.500	02-13-13	A–	750	653,356

MSX International, Inc.,
Gtd Sr Sec Note (S)	12.500	04-01-12	B2	1,850	832,500

Diversified Financial Services 0.45%					549,000

Orascom Telecom Finance,
Gtd Note (S)	7.875	02-08-14	B–	360	162,000

TAM Capital, Inc.,
	7.375	04-25-17	B+	860	387,000
Diversified Metals & Mining 0.78%					943,750

Freeport-McMoRan Copper & Gold, Inc.,
Sr Note	8.375	04-01-17	BBB–	220	172,700
Sr Note	6.875	02-01-14	BBB–	500	406,250

Vedanta Resources PLC,
Sr Note (S)	6.625	02-22-10	BB	480	364,800

Electric Utilities 4.47%					5,419,933

AES Eastern Energy LP,
Sr Pass Thru Ctf Ser 1999-A	9.000	01-02-17	BB+	1,079	1,132,928

Beaver Valley Funding,
Sec Lease Obligation Bond	9.000	06-01-17	BBB–	828	879,576

BVPS II Funding Corp.,
Collateralized Lease Bond	8.890	06-01-17	BBB–	699	693,936

CE Generation LLC,
Sr Sec Note	7.416	12-15-18	BB+	644	600,019

FPL Energy National Wind,
Sr Sec Note (S)	5.608	03-10-24	BBB–	311	251,443

Indiantown Cogeneration LP,
1st Mtg Note Ser A–9	9.260	12-15-10	BB+	245	250,904

See notes to financial statements

10	Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Electric Utilities (continued)

IPALCO Enterprises, Inc.,
Sr Sec Note	8.625%	11-14-11	BB	$315	$288,225

PNPP II Funding Corp.,
Debenture	9.120	05-30-16	BBB–	397	401,890

Texas Competitive Electric Holdings
Co. LLC,
Sec Bond	7.460	01-01-15	CCC	451	411,273

Waterford 3 Funding Corp.,
Sec Lease Obligation Bond	8.090	01-02-17	BBB	500	509,739

Electronic Equipment Manufacturers 0.63%					764,976

Thomas & Betts Corp.,
Sr Note	7.250	06-01-13	BBB	745	764,976

Food Distributors 0.58%					705,500

Independencia International Ltd.,
Gtd Sr Bond (S)	9.875	01-31-17	B	1,280	537,600
Gtd Sr Note (S)	9.875	05-15-15	B	365	167,900

Health Care Facilities 0.75%					910,000

Hanger Orthopedic Group, Inc.,
Gtd Sr Note	10.250	06-01-14	CCC+	1,000	910,000

Household Products 0.21%					259,900

Yankee Candle Co., Inc.,
Gtd Sr Sub Note	8.500	02-15-15	B–	460	259,900

Industrial Conglomerates 0.40%					480,000

Waste Services, Inc.,
Sr Sub Note	9.500	04-15-14	B–	600	480,000

Industrial Machinery 0.30%					358,933

Trinity Industries, Inc.,
Pass Thru Ctf (S)	7.755	02-15-09	Baa1	356	358,933

Integrated Oil & Gas 0.78%					943,825

Petro-Canada,
Debenture	9.250	10-15-21	BBB	1,000	943,825

Integrated Telecommunication Services 5.21%					6,319,229

Axtel SAB de CV,
Sr Note (S)	7.625	02-01-17	BB–	810	550,800

Bellsouth Corp.,
Debenture	6.300	12-15-15	A	835	814,129

Cincinnati Bell, Inc.,
Gtd Sr Sub Note	8.375	01-15-14	B–	1,000	722,500

Citizens Communications Co.,
Sr Note	7.125	03-15-19	BB	530	325,950

Qwest Capital Funding, Inc.,
Gtd Note	7.000	08-03-09	B+	1,700	1,615,000

Sprint Capital Corp.,
Gtd Sr Note	8.375	03-15-12	BB	1,970	1,585,850
Gtd Sr Note	6.900	05-01-19	BB	1,000	705,000

See notes to financial statements

Annual report | Investors Trust	11

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Investment Banking & Brokerage 0.53%					$643,117

Mizuho Financial Group, Ltd.,
Gtd Sub Bond	8.375%	12-29-49	Aa3	$750	643,117

IT Consulting & Other Services 0.95%					1,146,122

NCR Corp.,
Note	7.125	06-15-09	BBB–	375	374,872

Unisys Corp.,
Sr Note	6.875	03-15-10	B+	1,000	771,250

Life & Health Insurance 0.30%					357,962

Symetra Financial Corp.,
Jr Sub Bond (8.300% to 10-1-17 then
variable) (S)	8.300	10-15-37	BB	520	357,962

Marine 1.69%					2,050,000

Navios Maritime Holdings, Inc.,
Sr Note	9.500	12-15-14	B+	2,500	2,050,000

Metal & Glass Containers 1.15%					1,389,750

BWAY Corp.,
Gtd Sr Sub Note	10.000	10-15-10	B–	1,085	922,250

Owens-Brockway Glass Container, Inc.,
Gtd Sr Note	8.250	05-15-13	BB+	500	467,500

Multi-Line Insurance 0.70%					848,583

Liberty Mutual Group,
Bond (S)	7.500	08-15-36	BBB–	515	323,583
Sr Note (10.75% to 6-15-38
then variable) (S)	10.750	06-15-58	BB	1,000	525,000

Multi-Media 0.74%					892,624

News America Holdings, Inc.,
Gtd Note	7.750	01-20-24	BBB+	980	826,837

Quebecor Media, Inc.,
Sr Note	7.750	03-15-16	B	95	65,787

Multi-Utilities 0.40%					483,695

CalEnergy Co., Inc.,
Sr Bond	8.480	09-15-28	BBB+	525	483,695

Oil & Gas Drilling 0.88%					1,067,422

Delek & Avner-Yam Tethys Ltd.,
Sr Sec Note (S)	5.326	08-01-13	BBB–	225	227,422

Gazprom,
Loan Part Note (S)	9.625	03-01-13	BBB	1,000	840,000

Oil & Gas Storage & Transportation 1.19%					1,437,070

Atlas Pipeline Partners LP,
Gtd Sr Note	8.125	12-15-15	B–	140	97,650

Copano Energy LLC,
Gtd Sr Note	8.125	03-01-16	B+	250	183,750

Markwest Energy Partners LP,
Gtd Sr Note Ser B	8.500	07-15-16	B+	500	367,500
Sr Note	8.750	04-15-18	B+	500	360,000

NGPL PipeCo LLC,
Sr Note (S)	7.119	12-15-17	BBB–	525	428,170

See notes to financial statements

12	Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Packaged Foods & Meats 0.84%					$1,020,700

ASG Consolidated LLC/ASG
Finance, Inc.,
Sr Disc Note, Step Coupon (Zero to
11-1-08, then 11.500%)	11.500%	11-01-11	B+	$1,180	1,020,700

Paper Packaging 3.72%					4,510,750

Graphic Packaging International, Inc.,
Gtd Sr Note	8.500	08-15-11	B–	1,000	835,000
Gtd Sr Sub Note	9.500	08-15-13	B–	2,500	1,712,500

Smurfit-Stone Container Corp.,
Sr Note	8.375	07-01-12	B–	2,000	1,020,000
Sr Note	8.000	03-15-17	B–	1,925	943,250

Paper Products 0.24%					290,907

Plum Creek Timber Co., Inc.,
Gtd Note	5.875	11-15-15	BBB–	345	290,907

Property & Casualty Insurance 0.64%					772,810

Ohio Casualty Corp.,
Sr Note	7.300	06-15-14	BBB–	750	772,810

Publishing 0.81%					986,625

Dex Media West LLC,
Sr Sub Note	9.875	08-15-13	B+	1,891	709,125

Idearc, Inc.,
Gtd Sr Note	8.000	11-15-16	CCC	2,000	277,500

Real Estate Management & Development 0.54%					655,727

Healthcare Realty Trust, Inc.,
Sr Note	8.125	05-01-11	BBB–	165	169,588

Health Care REIT, Inc.,
Sr Note	6.200	06-01-16	BBB–	345	272,389

Ventas Realty LP/Capital Corp.,
Sr Note	6.625	10-15-14	BBB–	250	213,750

Regional Banks 0.77%					937,262

NB Capital Trust IV,
Gtd Cap Security	8.250	04-15-27	A	1,130	937,262

Restaurants 1.19%					1,445,425

Landry’s Restaurants, Inc.,
Gtd Sr Note Ser B	9.500	12-15-14	CCC+	1,615	1,445,425

Semiconductors 0.73%					890,000

Freescale Semiconductor, Inc.,
Gtd Sr Note	8.875	12-15-14	B–	2,000	890,000

Specialized Finance 4.09%					4,957,913

Astoria Depositor Corp.,
Pass Thru Ctf Ser B (G)(S)	8.144	05-01-21	AA	750	608,203

Bosphorous Financial Services,
Sec Floating Rate Note (P)(S)	4.604	02-15-12	Baa2	438	423,242

CCM Merger, Inc.,
Note (S)	8.000	08-01-13	B–	2,500	1,475,000

Drummond Co., Inc.,
Sr Note (S)	7.375	02-15-16	BB–	1,500	1,027,500

See notes to financial statements

Annual report | Investors Trust	13

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Specialized Finance (continued)

ESI Tractebel Acquisition Corp.,
Gtd Sec Bond Ser B	7.990%	12-30-11	BB	$699	$643,080

HRP Myrtle Beach Operations, LLC,
Sr Sec Note (S)	7.383	04-01-12	B+	1,745	780,888

Specialty Chemicals 1.22%					1,477,200

American Pacific Corp.,
Gtd Sr Note	9.000	02-01-15	B+	565	497,200

Momentive Performance,
Gtd Sr Note	9.750	12-01-14	B	1,750	980,000

Steel 1.12%					1,360,000

Ryerson, Inc.,
Sr Sec Note (S)	12.000	11-01-15	B+	2,000	1,360,000

Wireless Telecommunication Services 0.86%					1,038,131

Centennial Communications Corp.,
Sr Note	10.000	01-01-13	CCC+	500	442,500

Crown Castle Towers LLC,
Sub Bond Ser 2005-1A Class D (S)	5.612	06-15-35	Baa2	655	595,631

			Credit
Issuer, description			rating (A)	Shares	Value

Preferred stocks 0.56%					$684,000

(Cost $1,002,026)

Real Estate Investment Trusts 0.56%					684,000

Public Storage REIT, Inc., 6.50%,
Depositary Shares, Ser W			BBB	40,000	684,000

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Tranche loans 0.12%					$142,800

(Cost $210,000)

Health Care Supplies 0.12%					142,800

IM US Holdings LLC,
Tranche (Second Lien Facility) (G)(P)	6.486%	06-26-15	B–	$210	142,800

	Interest	Maturity	Credit	Par value
State, issuer, description	rate	date	rating (A)	(000)	Value

U.S. government & agency securities 64.80%					$78,547,115

(Cost $79,632,446)

U.S. Government Agency 64.80%					78,547,115

Federal Home Loan Mortgage Corp.,
30 Yr Pass Thru Ctf	11.250%	01-01-16	AAA	$12	13,095
30 Yr Pass Thru Ctf	6.000	08-01-34	AAA	1,510	1,509,907
30 Yr Pass Thru Ctf	6.000	08-01-37	AAA	3,611	3,607,885

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	7.000	09-01-10	AAA	8	8,322
15 Yr Pass Thru Ctf	7.000	10-01-12	AAA	9	9,037

See notes to financial statements

14	Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
State, issuer, description	rate	date	rating (A)	(000)	Value
U.S. Government Agency (continued)

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	7.000%	04-01-17	AAA	$26	$26,959
15 Yr Pass Thru Ctf	6.000	05-01-21	AAA	2,378	2,398,532
30 Yr Pass Thru Ctf	6.000	05-01-35	AAA	2,881	2,884,244
30 Yr Pass Thru Ctf	6.000	08-01-36	AAA	3,571	3,573,235
30 Yr Pass Thru Ctf	6.000	09-01-36	AAA	8,558	8,562,735
30 Yr Pass Thru Ctf	6.000	11-01-36	AAA	5,257	5,259,653
30 Yr Pass Thru Ctf	5.500	01-01-37	AAA	19,154	18,725,974
30 Yr Pass Thru Ctf	5.500	06-01-37	AAA	4,621	4,518,231
30 Yr Pass Thru Ctf	5.500	12-01-37	AAA	6,093	5,957,090
30 Yr Pass Thru Ctf	5.500	07-01-38	AAA	8,953	8,753,245
30 Yr Pass Thru Ctf	5.500	10-01-38	AAA	11,000	10,754,218
Note	6.000	05-30-25	AAA	1,652	1,602,871

Government National Mortgage Assn.,
30 Yr Pass Thru Ctf	10.000	11-15-20	AAA	6	7,260
30 Yr Pass Thru Ctf	9.500	01-15-21	AAA	4	4,550
30 Yr Pass Thru Ctf	9.500	02-15-25	AAA	12	14,044

Small Business Administration CMBS
Trust (S),
Sub Bond Ser 2005-1A Class D (S)	6.219	11-15-35	Baa2	225	206,028
Sub Bond Ser 2005-1A Class E (S)	6.706	11-15-35	Baa3	200	150,000

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Collateralized mortgage obligations 15.64%					$18,960,487

(Cost $26,665,198)

Collateralized Mortgage Obligations 15.64%					18,960,487

American Home Mortgage Assets,
Mtg Pass Thru Ctf Ser 2006-6
Class XP IO	1.854%	12-25-46	BBB	$12,802	432,082

American Home Mortgage
Investment Trust,
Mtg Pass Thru Ctf Ser 2007-1
Class GIOP IO	2.078	05-25-47	AAA	7,741	428,181

Banc of America Funding Corp.,
Mtg Pass Thru Ctf Ser 2006-B
Class 6A1 (P)	5.886	03-20-36	A	915	787,427
Mtg Pass Thru Ctf Ser 2006-D
Class 6B2 (P)	5.942	05-20-36	CCC	1,759	596,542

Bear Stearns Alt-A Trust,
Mtg Pass Thru Ctf Ser 2005-3
Class B2 (P)	5.440	04-25-35	AA+	406	138,450
Mtg Pass Thru Ctf Ser 2006-4
Class 3B1 (P)	6.256	07-25-36	CCC	2,462	142,145

Citigroup Mortgage Loan Trust, Inc.,
Mtg Pass Thru Ctf Ser 2005-5
Class 2A3	5.000	08-25-35	AAA	423	371,159

ContiMortgage Home Equity Loan Trust,
Mtg Pass Thru Ctf Ser 1995-2
Class A–5	8.100	08-15-25	BB	62	52,143

See notes to financial statements

Annual report | Investors Trust	15

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Collateralized Mortgage Obligations (continued)

Countrywide Alternative Loan Trust,
Mtg Pass Thru Ctf Ser 2005-59
Class 2X IO	3.188%	11-20-35	AAA	$7,516	$225,473
Mtg Pass Thru Ctf Ser 2006-0A12
Class X IO	2.759	09-20-46	AAA	59,539	2,474,575
Mtg Pass Thru Ctf Ser 2006-11CB
Class 3A1	6.500	05-25-36	AAA	2,785	1,680,846

Crown Castle Towers LLC,
Mtg Pass Thru Ctf Ser 2006-1A
Class G (S)	6.795	11-15-36	Ba2	1,000	871,898

DB Master Finance LLC,
Mtg Pass Thru Ctf Ser 2006-1-M1 (S)	8.285	06-20-31	BB	1,000	724,750

Dominos Pizza Master Issuer LLC,
Mtg Pass Thru Ctf Ser 2007-1-M1 (S)	7.629	04-25-37	BB	1,000	615,000

DSLA Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-AR5
Class X2 IO	0.151	08-19-45	AAA	24,834	682,935

First Horizon Alternative
Mortgage Securities,
Mtg Pass Thru Ctf Ser 2004-AA5
Class B1 (P)	5.213	12-25-34	AA	262	151,600
Mtg Pass Thru Ctf Ser 2006-AA2
Class B1 (G)(P)	6.139	05-25-36	CCC	249	19,417

Global Tower Partners Acquisition
Partners, LLC,
CMO-REMIC Sub Bond Ser
2007-1A–G (S)	7.874	05-15-37	B2	360	313,622

GSR Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-9
Class B1 (G)	4.526	08-25-34	AA	830	650,141
Mtg Pass Thru Ctf Ser 2006-4F
Class 6A1	6.500	05-25-36	BB	3,582	2,698,954

HarborView Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-8
Class 1X IO	1.781	09-19-35	AAA	6,964	94,666
Mtg Pass Thru Ctf Ser 2007-3
Class ES IO (G)	0.350	05-19-47	BB	15,487	108,895
Mtg Pass Thru Ctf Ser 2007-4
Class ES IO (G)	0.350	07-19-47	BB	15,529	114,039
Mtg Pass Thru Ctf Ser 2007-6
Class ES IO (G)(S)	0.343	08-19-37	BB	10,976	77,176

Harborview NIM Corp.,
Mtg Pass Thru Ctf Ser 2006-9A
Class N2 (G)(S)	8.350	11-19-36	BBB–	311	62,241

Indymac Index Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-AR13
Class B1	5.296	01-25-35	AA	323	162,422
Mtg Pass Thru Ctf Ser 2005-AR18
Class 1X IO	2.730	10-25-36	AAA	14,229	328,701

See notes to financial statements

16	Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Collateralized Mortgage Obligations (continued)

Indymac Index Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-AR18
Class 2X IO	2.446%	10-25-36	AAA	$14,161	$114,708
Mtg Pass Thru Ctf Ser 2005-AR5
Class B1 (P)	5.463	05-25-35	AA	429	171,111

Luminent Mortgage Trust,
Mtg Pass Thru Ctf Ser 2006-1
Class X IO	1.743	04-25-36	AAA	21,442	428,848

Merrill Lynch Mortgage Investors Trust,
Mtg Pass Thru Ctf Ser 2006-AF1
Class MF1 (P)	6.150	08-25-36	CCC	1,229	336,040

Provident Funding Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2005-1
Class B1 (P)	4.819	05-25-35	AA	380	299,543

Washington Mutual, Inc.,
Mtg Pass Thru Ctf Ser 2005-6
Class 1CB	6.500	08-25-35	AAA	428	305,529
Mtg Pass Thru Ctf Ser 2005-AR4
Class B1	4.668	04-25-35	AA	1,453	949,558
Mtg Pass Thru Ctf Ser 2007-0A4
Class XPPP IO	0.834	04-25-47	Aaa	18,531	196,894
Mtg Pass Thru Ctf Ser 2007-0A5
Class 1XPP IO	0.873	08-07-47	Aaa	42,433	450,847
Mtg Pass Thru Ctf Ser 2007-0A5
Class 2XPP IO	0.813	06-25-47	Aaa	49,474	456,087
Mtg Pass Thru Ctf Ser 2007-0A6
Class 1XPP IO	0.803	07-25-47	Aaa	24,584	245,842

Asset backed securities 0.59%					$718,176

(Cost $755,000)

Asset Backed Securities 0.59%					718,176

Global Signal Trust,
Sub Bond Ser 2004-2A Class D (P)(S)	5.093%	12-15-14	Baa2	$385	367,587
Sub Bond Ser 2006-1 Class E (P)(S)	6.495	02-15-36	Baa3	370	350,589

Total investments (Cost $218,056,184)† 145.80%					$176,729,633

Other assets and liabilities, net (45.80%)					($55,519,202)

Total net assets 100.00%					$121,210,431

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

See notes to financial statements

Annual report | Investors Trust	17

F I N A N C I A L   S T A T E M E N T S

Notes to Schedule of Investments

IO Interest only (carries notional principal amount)

MTN Medium-Term Note

REIT Real Estate Investment Trust

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $28,586,135 or 23.58% of the net assets of the Fund as of October 31, 2008.

† At October 31, 2008, the aggregate cost of investment securities for federal income tax purposes was $218,552,156. Net unrealized depreciation aggregated $41,822,523, of which $2,094,765 related to appreciated investment securities and $43,917,288 related to depreciated investment securities.

The Fund had the following interest rate swap contract open on October 31, 2008:

NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	TERMINATION		UNREALIZED
AMOUNT	BY FUND	BY FUND	DATE	COUNTERPARTY	DEPRECIATION

$28,000,000	4.6875% (a)	3-month LIBOR	Sep 2010	Bank of America	($1,087,424)

(a) Fixed rate

See notes to financial statements

18	Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value per share.

Assets

Investments at value (Cost $218,056,184)	$176,729,633
Cash	107,160
Receivable for shares sold	286,956
Interest receivable	3,581,402
Prepaid RCA administration fees (Note 9)	13,668
Receivable from affiliates	15,207

Total assets	180,734,026

Liabilities

Revolving credit agreement payable (Note 9)	58,000,000
Unrealized depreciation of swap contracts (Note 2)	1,087,424
Interest payable (Note 9)	196,356
Payable to affiliates
Management fees	92,186
Other	16,615
Other payables and accrued expenses	131,014

Total liabilities	59,523,595

Net assets

Capital paid-in	172,315,150
Accumulated net realized loss on investments and swap contracts	(9,854,012)
Net unrealized depreciation of investments and swap contracts	(42,413,975)
Accumulated net investment income	1,163,268

Net assets	$121,210,431

Net asset value per share

Based on 8,356,356 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$14.51

See notes to financial statements

Annual report | Investors Trust	19

F I N A N C I A L   S T A T E M E N T S

Statements of operations

For the year ended 12-31-07 and the period ended 10-31-08

These Statements of Operations summarize the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to APS shareholders for the period stated.

	Year	Period
	ended	ended
	12-31-07	10-31-08[1]

Investment income

Interest	$17,257,294	$15,122,253
Dividends	198,808	87,813
Securities lending	44,772	20,723
Income from affiliated issuers	—	19,506

Total investment income	17,500,874	15,250,295

Expenses

Investment management fees (Note 5)	1,335,153	1,052,641
Accounting and legal services fees (Note 5)	28,574	23,221
Transfer agent fees	81,197	57,902
Interest expense (Note 9)	—	1,042,044
Professional fees	41,535	310,041
APS auction fees	228,985	97,728
Printing fees	63,028	72,056
Custodian fees	55,016	55,945
Registration and filing fees	25,658	28,829
Trustees’ fees	11,098	35,872
Miscellaneous	20,369	40,013

Total expenses	1,890,613	2,816,292

Net investment income	15,610,261	12,434,003

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(274,158)	(186,237)
Financial futures contracts	(478,089)	(218,213)
Swap contracts	403,655	(804,676)
	(348,592)	(1,209,126)
Change in net unrealized appreciation (depreciation) of
Investments	(4,402,955)	(38,655,916)
Financial futures contracts	(171,533)	21,000
Swap contracts	(879,686)	(207,738)
	(5,454,174)	(38,842,654)
Net realized and unrealized loss	(5,802,766)	(40,051,780)
Distributions to APS	(4,563,400)	(1,560,994)

Increase (decrease) in net assets from operations	$5,244,095	($29,178,771)

1 For the ten month period ended October 31, 2008, the Fund changed its fiscal year end from December 31 to October 31.

See notes to financial statements

20	Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year	Period
	ended	ended	ended
	12-31-06	12-31-07	10-31-08[1]

Increase (decrease) in net assets

From operations
Net investment income	$14,350,100	$15,610,261	$12,434,003
Net realized loss	(2,047,325)	(348,592)	(1,209,126)
Change in net unrealized appreciation
(depreciation)	1,467,393	(5,454,174)	(38,842,654)
Distributions to APS	(4,108,108)	(4,563,400)	(1,560,994)

Increase (decrease) in net assets
resulting from operations	9,662,060	5,244,095	(29,178,771)

Distributions to common shareholders
From net investment income	(10,742,292)	(10,845,270)	(10,021,162)

From Fund share transactions (Note 6)	886,409	868,266	769,272

Total decrease	(193,823)	(4,732,909)	(38,430,661)

Net assets

Beginning of period	164,567,824	164,374,001	159,641,092
End of period[2]	$164,374,001	$159,641,092	$121,210,431

1 For the ten month period ended October 31, 2008, the Fund changed its fiscal year end from December 31 to October 31.

2 Includes undistributed (distributions in excess of) net investment income of ($13,584), $454,510 and $1,163,268, respectively.

See notes to financial statements

Annual report | Investors Trust	21

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows 10-31-08

This statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
ten month period
ended 10-31-08

Cash flows from operating activities
Net decrease in net assets from operations	($29,178,771)
Distributions to preferred shareholders	1,560,994
Net decrease in net assets from operations excluding distributions to
preferred shareholders	(27,617,777)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,102,420,208)
Investments sold	1,125,965,050
Decrease in short term investments	4,636,692
Net amortization of premium (discount)	4,394,938
Increase in dividends and interest receivable	(477,546)
Decrease in receivable from affiliates	3,533
Decrease in cash collateral for futures contracts	104,400
Increase in prepaid assets	(17,226)
Decrease in payable for futures variation margin	(42,141)
Increase in unrealized depreciation of swap contracts	207,738
Decrease in payable upon return of securities loaned	(4,636,692)
Decrease in payable to affiliates	(243,773)
Increase in interest payable	196,356
Increase in accrued expenses	20,190
Net change in unrealized (appreciation) depreciation on investments	38,655,916
Net realized (gain) loss on investments	186,237

Net cash provided by operating activities	$38,915,687

Cash flows from financing activities
Repayment of Auction Preferred Shares	($86,000,000)
Cash distributions paid to preferred shareholders	(1,587,255)
Borrowings from revolving credit agreement payable	76,000,000
Repayments of revolving credit agreement payable	(18,000,000)
Increase in receivable for Fund shares sold	(74,301)
Cash distributions to common shareholders net of investments	(9,251,890)

Net cash used in financing activities	($38,913,446)

Net increase in cash	$2,241

Cash at beginning of period	$104,919

Cash at end of period	$107,160

Supplemental disclosure of cash flow information

Cash paid for interest	$845,688

Noncash financing activities not included herein consist of reinvestment
of distributions	769,272

See notes to financial statements

22	Investors Trust | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	12-31-03	12-31-04	12-31-05	12-31-06	12-31-07	10-31-08[1]

Per share operating performance

Net asset value, beginning of year	$21.21	$21.55	$21.22	$20.04	$19.90	$19.21
Net investment income[2]	1.37	1.71	1.70	1.74	1.89	1.49
Net realized and unrealized
gain (loss) on investments	1.14	(0.21)	(1.07)	(0.07)	(0.72)	(4.80)
Distribution to APS Series A and B3	(0.02)	(0.16)	(0.34)	(0.50)	(0.55)	(0.19)
Total from investment operations	2.49	1.34	0.29	1.17	0.62	(3.50)
Less distributions to
common shareholders
From net investment income	(1.42)	(1.67)	(1.47)	(1.31)	(1.31)	(1.20)
From net realized gain	(0.60)	—	—	—	—	—
Total distributions	(2.02)	(1.67)	(1.47)	(1.31)	(1.31)	(1.20)
Capital charges
Offering costs and underwriting
discounts related to APS	(0.13)	—	—	—	—	—
Net asset value, end of year	$21.55	$21.22	$20.04	$19.90	$19.21	$14.51
Per share market value,
end of year	$19.98	$22.46	$17.70	$19.04	$17.01	$13.46
Total return at net asset value (%)[4]	12.09[5]	6.52[5]	1.78[5]	6.54	3.73	(18.78)[6]
Total return at market value (%)[4]	15.29	21.60	(15.06)	15.41	(4.00)	(14.91)[6]

Ratios and supplemental data

Net assets applicable to common
shares, end of year (in millions)	$175	$173	$165	$164	$160	$121
Ratios (as a percentage of
average net assets):
Expenses
(excluding interest expense)[8]	0.88	1.16	1.17	1.17	1.16	1.42[7]
Interest expense (Note 9)	—	—	—	—	—	0.83[7]
Expenses
(including interest expense)	0.88[8]	1.16[8]	1.17[8]	1.17[8]	1.16[8]	2.25[7]
Net investment income	6.25[9]	8.03[9]	8.25[9]	8.80[9]	9.55[9]	9.93[7]
Portfolio turnover (%)	245	128	144	63	46	37

See notes to financial statements

Annual report | Investors Trust	23

F I N A N C I A L   S T A T E M E N T S

Financial highlights (continued)

Period ended	12-31-03	12-31-04	12-31-05	12-31-06	12-31-07	10-31-08[1]

Senior securities

Total APS Series A outstanding
(in millions)	$43	$43	$43	$43	$43	—
Total APS Series B outstanding
(in millions)	$43	$43	$43	$43	$43	—
Involuntary liquidation preference
APS Series A per unit (in thousands)	$25	$25	$25	$25	$25	—
Involuntary liquidation preference
APS Series B per unit (in thousands)	$25	$25	$25	$25	$25	—
Average market value per unit (in
thousands)	$25	$25	$25	$25	$25	—
Asset coverage per unit[10]	$74,836	$74,713	$72,072	$72,917	$71,364	—[11]
Total debt outstanding end
of period (in millions) (Note 8)	—	—	—	—	—	$58
Asset coverage per $1,000
of APS[12]	$3,022	$3,013	$2,913	$2,910	$2,856	—
Asset coverage per $1,000 of debt[13]	—	—	—	—	—	$3,090

1 For the ten month period ended October 31, 2008, the Fund changed its fiscal year end from December 31 to October 31.

2 Based on the average of the shares outstanding.

3 APS Series A and B were issued on 11-4-03.

4 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

5 Unaudited.

6 Not annualized.

7 Annualized.

8 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 0.82%, 0.77%, 0.77%, 0.77% and 0.76% for the periods ended 12-31-03, 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

9 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of net investment income would have been 5.81%, 5.36%, 5.47%, 5.77% and 6.26% for the years ended 12-31-03, 12-31-04, 12-31-05, 12-31-06 and 12-31-07, respectively.

10 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

11 In May 2008, the Fund entered into a Revolving Credit Agreement with a third-party commercial bank in order to refinance the APS. The redemption of all APS was completed on June 12, 2008.

12 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end (Note 9).

13 Asset coverage equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end (Note 9).

See notes to financial statements

24	Investors Trust | Annual report

Notes to financial statements

Note 1
Organization

John Hancock Investors Trust (the Fund) is a closed-end diversified investment management company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or offi-cial closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities whose prices cannot be provided by an independent pricing service are valued at prices provided by broker-dealers.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157

Annual report | Investors Trust	25

established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2008:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$684,000	—

Level 2 — Other Significant Observable Inputs	167,402,067	($1,087,424)

Level 3 — Significant Unobservable Inputs	8,643,566	—

Total	$176,729,633	($1,087,424)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	INVESTMENTS IN	OTHER FINANCIAL
	SECURITIES	INSTRUMENTS

Balance as of December 31, 2007	$23,563,699	—

Accrued discounts/premiums	—	—

Realized gain (loss)	(775,227)	—

Change in unrealized appreciation (depreciation)	(563,197)	—

Net purchases (sales)	(4,975,853)	—

Transfers in and/or out of Level 3	(8,605,856)	—

Balance as of October 31, 2008	$8,643,566	—

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Discounts/premiums are accreted/ amortized for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the

26	Investors Trust | Annual report

relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Overdrafts

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund may receive compensation for lending its securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral.

The Fund has entered into an agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. Morgan Stanley is the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers in an agency relationship) is that should Morgan Stanley fail financially, all securities lent may be affected by the failure and by any delays in recovery of the securities (or loss of rights in the collateral).

Effective June 2008, due to the terms of the revolving credit agreement and collateral requirements, the Fund no longer participates in the security lending program.

Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. The Fund invests in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the Standard & Poor’s 500 Index, in order to hedge against a decline in the value of securities owned by the Fund.

Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Fund’s agent in acquiring the futures position). If the position is closed out by an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Fund realizes a gain or loss.

When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Fund could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The Fund had no open financial futures contracts on October 31, 2008.

Annual report | Investors Trust	27

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income or to manage the Fund’s exposure to credit or market risk. A swap is an exchange of cash payments between the Fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statements of Operations. Cash payments may include upfront cash payments made by or to the fund. The upfront payments are amortized or accreted for financial reporting purposes, with the unamortized/ unaccreted portion included in values recorded on the Statements of Assets and Liabilities. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as swap contracts at value in Statements of Assets and Liabilities and as unrealized appreciation or depreciation in the Statements of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss on the termination date. Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

Stripped securities

Stripped mortgage backed securities are financial instruments that derive their value from other instruments so that one class receives all of the principal from the underlying mortgage assets PO (principal only), while the other class receives the interest cash flows IO (interest only). Both the PO and IO investments represents an interest in the cash flows of an underlying stripped mortgaged backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Statement of cash flows

The cash amount shown in the Statement of cash flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $9,358,040 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: October 31, 2012 —$1,668,465, October 31, 2013 — $2,866,857, October 31, 2014 — $2,605,424, October 31, 2015 — $1,304,634 and October 31, 2016 —$912,660.

28	Investors Trust | Annual report

The Fund is subject to the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48). FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund's financial statements. Each of the Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

New accounting pronouncement

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Capital gains distributions, if any, are distributed annually. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $14,850,400. During the year ended December 31, 2007, the tax character of distributions paid was as follows: ordinary income $15,408,670. During the period ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $11,582,156.

As of October 31, 2008, the components of distributable earnings on a tax basis included $1,176,244 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.

Note 3
Risks and uncertainties Mortgage security risk

The Fund may invest a portion of its assets in issuers and/or securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Decreases in interest rates may cause prepayments on underlying mortgages to an IO security to accelerate resulting in a lower than anticipated yield and increases the risk of loss on the IO investment.

Fixed income risk

Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Derivatives and counterparty risk

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC)

Annual report | Investors Trust	29

derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them.

Concentration risk

The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Leverage utilization risk

The Fund utilizes leverage to increase assets available for investment. See Note 7 for risks associated with the utilization of leverage.

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund’s average weekly net asset value and the value attributable to the Auction Preferred Shares or revolving credit agreement (collectively, managed assets), (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund’s average weekly managed assets in excess of $300,000,000. The effective management fee rate is 0.552% of the Fund's average managed assets for the period ended October 31, 2008. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the year amounted to $23,221 with an effective rate of 0.01% of the Fund’s average weekly managed assets.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (SEC) the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

30	Investors Trust | Annual report

Note 6
Fund share transactions

Common shares

The Fund is authorized to issue an unlimited number of common shares with no par value. Transactions in common shares for the years ended December 31, 2006 and December 31, 2007, and the period ended October 31, 2008 are as follows:

	Year ended 12-31-06		Year ended 12-31-07		Period ended 10-31-08[1]
	Shares	Amount	Shares	Amount	Shares	Amount

Distributions
reinvested	48,208	886,409	48,128	868,266	46,944	769,272

1For the ten month period ended October 31, 2008, the Fund changed its fiscal year end from December 31 to October 31.

Note 7
Leverage

The Fund utilizes a Revolving Credit Agreement (RCA) to increase its assets available for investment. In prior fiscal periods, the Fund used Auctioned Preferred Shares (APS) for leverage. When the Fund leverages its assets, common shareholders pay all fees associated with and have the potential to benefit from leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in thei nterest rate paid for the use of the credit RCA

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Annual report | Investors Trust	31

Effective May 2, 2008, the Fund’s Trustees approved a plan whereby a third party commercial bank has agreed to provide a revolving credit agreement that will enable a refinancing of the Fund’s APS. The facility was used to redeem the outstanding APS and allowed the Fund to change its form of leverage from APS to debt. The redemption of all series was completed on June 12, 2008. Below is a comparison of the leverage methods utilized by the Fund:

	APS	RCA

Required Asset Coverage	200%	300%

Maximum Leverage	$86 million	$76 million
Amount

Costs Associated	Dividends paid to preferred	Interest expense (overnight LIBOR
with Leverage	shareholders (maximum rate	plus 0.95%), or elect to convert
	equals the overnight commercial	the interest rate to an alternative
	paper rate plus 1.25%)	rate, which is the greater of the
prime rate in effect on such day or
the Federal Funds rate in effect
on such day plus 0.50%

	APS auction fees	Administration fee *

	Auction agent expenses	Facility fees (0.20% per annum).

Preferred share transfer
agent expenses

*Administration fee is $25,000 amortized over the first year of the RCA.

APS auction fees and auction agent expenses and interest expense and arrangement fees are included in APS auction fees and interest expense, respectively, in the Statement of Operations. See notes 8 and 9 for further details of the APS and RCA, respectively.

Note 8
Auction preferred shares

The Fund issued a total of 3,440 Auction Preferred Shares: 1,720 shares of Series A Auction Preferred Shares and 1,720 shares of Series B Auction Preferred Shares (collectively, the Preferred Shares or APS) on November 4, 2003, in a public offering. The total offering costs of $178,036 and the total underwriting discount of $860,000 has been charged to capital paid-in of common shares during the years ended December 31, 2003 and December 31, 2004.

Dividend rates on APS Series A ranged from 3.465% to 5.300% and Series B from 3.394% to 5.550% during the period from January 1, 2008 to June 12, 2008.

Note 9
Revolving credit agreement

Effective May 20, 2008, the Fund entered into a RCA with a third party commercial bank that allows it to borrow up to an initial limit of $76 million and to invest the borrowings in accordance with its investment practices. Borrowings under the RCA are secured by all the assets of the Fund. Interest is charged at the annualized LIBOR rate and is payable monthly. In addition, the Fund may elect to convert the interest rate to an alternative rate, which is the greater of the prime rate in effect on such day or the Federal Funds rate in effect on such day plus 0.50%.

32	Investors Trust | Annual report

Under the terms of the RCA, the Fund also pays a facility fee of 0.20% per annum on the unused portion of the facility. In addition, the Fund incurred a $25,000 arrangement fee with the execution of the RCA. The arrangement fee is amortized during the first year of the agreement. Facility and arrangement fees expensed for the period ended October 31, 2008 amounted to $14,189 and $11,332, respectively, and are included in interest expense in the Statement of Operations. As of October 31, 2008, the Fund had borrowings of $58,000,000 at an interest rate 4.29375% and is reflected in the revolving credit agreement payable on the Statement of Asset and Liabilities. For the period from May 20, 2008 to October 31, 2008, the average borrowings under the RCA and the effective average interest rate (annualized) were $60,515,152 and 3.82%, respectively. The maturity date of the RCA is May 18, 2009. However, the maturity date may be extended up to 364 days by giving written notice to the lender of not more than 150 days and not less 60 days of the maturity date. Also, the RCA may be in default and result in immediate termination if certain asset coverage requirements or minimum net asset amounts are not met. Finally, the Fund may terminate the agreement with one business day’s notice.

Note 10
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended October 31, 2008, aggregated $101,880,721 and $120,515,359, respectively.

Note 11
Change in fiscal year end

The Fund’s fiscal year end has changed to October 31, 2008.

Annual report | Investors Trust	33

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investors Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investors Trust (the Fund) at October 31, 2008, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

34	Investors Trust | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended October 31, 2008.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

Annual report | Investors Trust	35

Investment objective and policy

The Fund is a closed-end diversified management investment company, common shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the NYSE. The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through direct placement. The Fund may also invest in repurchase agreements.

Bylaws and Declaration of Trust

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws. On August 21, 2003, shareholders approved the amendment of the Fund’s bylaws, effective August 26, 2003, to provide for the issuance of preferred shares. Effective March 9, 2004, the Trustees approved additional changes to conform with the Fund’s maximum dividend rate on the preferred shares with the rate used by other John Hancock funds.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

On March 31, 2008, the shareholders approved an amendment to the Fund’s Declaration of Trust to permit the Fund’s Board of Trustees to delegate the authority to declare dividends to a Dividend Committee consisting of officers, employees or agents of the Fund.

Financial futures contracts and options

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund’s ability to hedge successfully will depend on the Adviser’s ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist.

In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund’s futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund’s total assets.

36	Investors Trust | Annual report

Dividends and distributions

During the period ended October 31, 2008, dividends from net investment income totaling $1.2039 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

March 31, 2008	$0.3559
June 30, 2008	0.3955
September 30, 2008	0.4525

Dividend reinvestment plan

The Fund offers its common shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Any holder of common shares of record of the Fund may elect to participate in the Plan and receive the Fund’s common shares in lieu of all or a portion of the cash dividends. The Plan is available to all common shareholders without charge. Mellon Investor Services (the Plan Agent) will act as agent for participating shareholders.

Shareholders may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com, showing an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Board of Trustees of the Fund has authorized the Dividend Committee to declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund’s common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend, otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder, by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the NYSE on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to the shareholder’s account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend that the shareholder has elected to reinvest and the number of shares acquired with such dividend.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The reinvestment of dividends will not relieve participants of any federal, state or local income tax, which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal

Annual report | Investors Trust	37

income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for common shares of the Fund on the NYSE as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, .O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)

On March 31, 2008, the Annual Meeting of the Fund was held to elect seven Trustees. Proxies covering 7,383,818 common and preferred shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	7,208,171	172,746
James F. Carlin	7,221,293	159,624
William H. Cunningham	7,204,917	176,000
Charles L. Ladner	7,223,348	157,569
Steven R. Pruchansky	7,208,401	172,516

The preferred shareholders elected Patti McGill Peterson and John A. Moore as Trustees of the Fund until their successors are duly elected and qualified, with the votes tabulated as follows: 2,850 FOR and 51 WITHHELD.

The proposal to amend the Declaration of Trust to permit the Fund’s Board to delegate authority to declare dividends to a Dividend Committee was voted as follows: 4,155,359 FOR, 207,847 AGAINST and 152,288 ABSTAIN.

38	Investors Trust | Annual report

Board Consideration of and
Continuation of Investment
Advisory Agreement and
Subadvisory Agreement:
John Hancock Investors Trust

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Investors Trust (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included:

(i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group). The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered a range of periods ended December 31, 2007,

(ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group,

(iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser,

(iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund,

(v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale,

(vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department,

(vii) the background and experience of senior management and investment professionals, and

(viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Annual report | Investors Trust	39

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2007. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance for the 1- and 10-year periods was higher than the median performance of its Category and Peer Group. The Board also noted that during the 3- and 5-year periods, the Fund’s performance was lower than the performance of the Category and Peer Group medians. The Board noted that the Fund’s performance was lower than its benchmark index, the Lehman Brothers Aggregate Bond Index, during the 1- and 3-year periods. The Board viewed favorably that for the 5- and 10-year periods, the Fund’s performance was higher than the performance of its benchmark index. The Adviser explained that the Fund’s Peer Group contained primarily unleveraged closed-end funds, which impacted the Fund’s comparative performance results.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was higher than the Peer Group median but not appreciably higher than the Category median.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Category and Peer Group medians before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Gross Expense Ratio was higher than the median rate of the Peer Group and lower than the median rate of the Category. The Board noted that the Fund’s Net Expense Ratio was higher than the median rate of the Peer Group and not appreciably higher than the median rate of the Category.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. The Adviser noted that most of the funds in the Peer Group were unleveraged, which contributed to the results. Based on the above-referenced considerations and other factors, the Board concluded

40	Investors Trust | Annual report

that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board noted that the Advisory Agreements offered breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund.

Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Annual report | Investors Trust	41

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2008.

Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, MFC Global Investment
Management (U.S.), LLC since 2005
Senior Vice President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock
Advisers LLC (1986–2005)
Began business career in 1986
Joined Fund team in 2002
Fund ownership — $10,001–$50,000

Jeffrey N. Given, CFA
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993–2005)
Began business career in 1993
Joined Fund team in 1999
Fund ownership — $1–$10,000

John F. Iles
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers LLC (1999–2005)
Began business career in 1984
Joined Fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Barry H. Evans, CFA	Other Investment Companies: 5 (five) accounts with assets of approximately $2.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: 90 (ninety) accounts with assets of
approximately $3.6 billion.

Jeffrey N. Given, CFA	Other Investment Companies: 7 (seven) accounts with assets of approximately $4.5 billion.
Other Pooled Investment Vehicles: 2 (two) accounts with assets of approximately $82 million.
Other Accounts: 17 (seventeen) accounts with assets of
approximately $3.6 billion.

42	Investors Trust | Annual report

John F. Iles	Other Investment Companies: 2 (two) accounts with assets of
approximately $1.6 billion.
Other Pooled Investment Vehicles: 2 (two) accounts with assets of approximately $84 million.
Other Accounts: 11 (eleven) accounts with assets of
approximately $2.3 billion.

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manageri ntends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

•The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment

Annual report | Investors Trust	43

professional over one, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

44	Investors Trust | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2005	50

Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	50

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since
2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century
Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen
(manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer)
(until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce
Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Deborah C. Jackson,[4] Born: 1952	2008	50

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner,[2] Born: 1938	2004	50

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Stanley Martin,[2,4] Born: 1947	2008	50

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Annual report | Investors Trust	45

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Dr. John A. Moore,[2] Born: 1939	1996	50

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

Patti McGill Peterson,[2] Born: 1943	1996	50

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (until 1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	2005	50

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First
Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Gregory A. Russo,[2,4] Born: 1949	2008	22

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John
Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the
Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The
Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

46	Investors Trust | Annual report

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003);
Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President,
John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since
2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary
and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial
Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global
Fund Services (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

Annual report | Investors Trust	47

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Senior Vice President, John Hancock
Life Insurance Company (since 2004); Director, Executive Vice President and Chief Operating Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2007); Director, Executive Vice
President and Chief Operating Officer, John Hancock Investment Management Services, LLC (since
2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2007); Director, Executive Vice President and Chief Financial Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005–2007); Director, Executive Vice
President and Chief Financial Officer, John Hancock Investment Management Services, LLC (2005–2007);
Executive Vice President and Chief Financial Officer, MFC Global (U.S.) (2005–2007); Director, John
Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (2005–2007); Vice President and General
Manager, John Hancock Fixed Annuities, U.S. Wealth Management (2004–2005); Vice President,
Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Martin and Mr. Russo were appointed by the Board as Trustees on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.

48	Investors Trust | Annual report

More information

Trustees	Investment adviser
James F. Carlin, Chairman	John Hancock Advisers, LLC
James R. Boyle†
William H. Cunningham	Subadviser
Deborah C. Jackson	MFC Global Investment
Charles L. Ladner*	Management (U.S.), LLC
Stanley Martin*
Dr. John A. Moore*	Custodian
Patti McGill Peterson*	The Bank of New York Mellon
Steven R. Pruchansky
Gregory A. Russo*	Transfer agent
*Members of the Audit Committee	Mellon Investor Services
†Non-Independent Trustee
Legal counsel
Officers	K&L Gates LLP
Keith F. Hartstein
President and Chief Executive Officer	Independent registered
public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer
Stock symbol
Francis V. Knox, Jr.	Listed New York Stock Exchange: JHI
Chief Compliance Officer
For shareholder assistance
Charles A. Rizzo	refer to page 38
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-852-0218	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Month-end portfolio holdings are available at www.jhfunds.com.

Annual report | Investors Trust	49

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P500A 10/08
12/08

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $44,920 for the fiscal period ended October 31, 2008 (the registrant changed the fiscal year end to October 31) and $26,250 for the fiscal year ended December 31, 2007. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit-related fees amounted to $18,645 for the fiscal period ended October 31, 2008 and $0 for the fiscal year ended December 31, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,500 for the fiscal period ended October 31, 2008 and $3,500 for the fiscal year ended December 31, 2007. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
The all other fees billed to the registrant for products and services provided by the principal accountant were $0 for the fiscal period ended October 31, 2008 and $3,000 for the fiscal year ended December 31, 2007. There were no other fees during the fiscal period ended October 31, 2008 and December 31, 2007 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2008, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,591,272 for the fiscal period ended October 31, 2008, and $1,554,323 for he fiscal year ended December 31, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting and Procedures".

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund ownership
Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2008.

Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, MFC Global Investment
Management (U.S.), LLC since 2005
Senior Vice President, Chief Fixed Income Officer and Chief Operating Officer, John Hancock
Advisers LLC (1986–2005)
Began business career in 1986
Joined Fund team in 2002
Fund ownership — $10,001–$50,000

Jeffrey N. Given, CFA
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993–2005)
Began business career in 1993
Joined Fund team in 1999
Fund ownership — $1–$10,000

John F. Iles
Vice President, MFC Global Investment Management (U.S.), LLC since 2005

Vice President, John Hancock Advisers LLC (1999–2005)
Began business career in 1984
Joined Fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Barry H. Evans, CFA	Other Investment Companies: 5 (five) accounts with assets of approximately $2.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: 90 (ninety) accounts with assets of
approximately $3.6 billion.

Jeffrey N. Given, CFA	Other Investment Companies: 7 (seven) accounts with assets of approximately $4.5 billion.
Other Pooled Investment Vehicles: 2 (two) accounts with assets of approximately $82 million.
Other Accounts: 17 (seventeen) accounts with assets of
approximately $3.6 billion.

John F. Iles	Other Investment Companies: 2 (two) accounts with assets of
approximately $1.6 billion.
Other Pooled Investment Vehicles: 2 (two) accounts with assets of approximately $84 million.
Other Accounts: 11 (eleven) accounts with assets of
approximately $2.3 billion.

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers
The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 16, 2008

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: December 16, 2008